Schedule of Weighted Average Fair Values and Assumptions Used (Detail) (Stock Option, USD $)	12 Months Ended
	Dec. 31, 2011 Year	Dec. 31, 2010 Year	Dec. 31, 2009 Year
Stock Option
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Weighted average fair value	$ 8.20	$ 9.08	$ 8.47
Assumptions:
Expected volatility	45.00%	45.00%	45.00%
Dividend yield	0.00%	0.00%	0.00%
Risk-free interest rate	1.40%	1.50%	0.20%
Expected life	5.00	4.05	5.11